Exhibit 23.1   Consent of Independent Auditors



                       Consent of Independent Accountants



We hereby consent to the use in this Amendment No. 3 to Registration Statement No. 333-87839, on Form SB-2 and the Prospectus contained therein of our report dated September 9, 1999, relating to the financial statements of LVPS Microfacility, Inc. which appears in such Prospectus.


                                        /s/  McKennon, Wilson & Morgan LLP
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                                             McKennon, Wilson & Morgan LLP

Irvine, California
April 19, 2000